EXHIBIT A
MEGA MEDIA GROUP, INC.
CONVERSION NOTICE

Reference is made to the Convertible Note (the "Note") issued to the undersigned by MEGA MEDIA GROUP INC. (the "Company"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the "Common Stock") of the Company, as of the date specified below.

        Date of Conversion: 8/8/08

        Aggregate Conversion Amount to be converted: $100,172.60

Please confirm the following information:

        Conversion Price: .0319

        Number of shares of Common Stock to be issued: 3,138,239

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

        Issue to: Jaworek Capital LLC.
               75 Maiden Lane, Suite 904
               New York, NY, 10038

        Facsimile Number: 212-952-1101

        Authorization: /s/ Michal Jaworek

            By: Michal Jaworek

    Title: President

Dated: 8/8/08

Account Number:
(if electronic book entry transfer)

Transaction Code Number:
(if electronic book entry transfer)

DATE	CLOSING PRICE
Monday, July 14, 2008	$0.0500
Tuesday, July 15, 2008	$0.0500
Friday, July 25, 2008	$0.0400
Monday, July 28, 2008	$0.0350
Tuesday, July 29, 2008	$0.0400
Wednesday, July 30, 2008	$0.0250
Thursday, July 31, 2008	$0.0400
Friday, August 01, 2008	$0.0590
Monday, August 04, 2008	$0.0350
Tuesday, August 05, 2008	$0.0350
Wednesday, August 06, 2008	$0.0500
Thursday, August 07, 2008	$0.0400
10 Day Average	$0.0399

Principal Amount	$100,000.00
Earned Interest	$172.60	0.000247 Daily Rate	7 Days Interest
Conversion Amount	$100,172.60
Conversion Price	$0.0319
Shares Issued in Conversion	3,138,239

Conversion Date	Friday, August 08, 2008